UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2015

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55473	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8441 Wayzata Blvd., Suite 240 Minneapolis, Minnesota	55426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 999-7330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02             Unregistered Sales of Equity Securities.

On November 18, 2015, BioSig Technologies, Inc. (the “Company”) consummated a third closing under the Unit Purchase Agreement, dated October 23, 2015, by and among certain accredited investors (the “Purchase Agreement”), pursuant to which the Company issued to certain additional accredited investors (the “Additional Investors”) an aggregate of 376,667 units (the “Additional Units”), which Additional Units consist of one share (the “Investor Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase one half of one share of Common Stock, exercisable at a price of $1.95 per share (the “Investor Warrants”), in exchange for aggregate consideration of $565,000.50.  In addition, in connection with the third closing, each Additional Investor became party to that certain Registration Rights Agreement, dated as of October 23, 2015 (the “Registration Rights Agreement”).

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2015, as amended on November 12, 2015, the Company consummated the first and second closings under the Purchase Agreement on October 23, 2015 and October 29, 2015, respectively, pursuant to which the Company issued to the initial investors (the “Initial Investors” and together with the Additional Investors, the “Investors”) an aggregate of 303,333.33 Units in exchange for aggregate consideration of $455,000, and together with the proceeds from the third closing, total consideration of $1,020,000.50.

The shares of Common Stock and Investor Warrants issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

The foregoing summaries of the Purchase Agreement, the Investor Warrants and the Registration Rights Agreement are not complete, and are qualified in their entirety by reference to the full text of the agreements, which were filed as exhibits to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 29, 2015 and are hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: November 20, 2015                                    By:  /s/ Kenneth Londoner
Name: Kenneth Londoner
Title: Executive Chairman